UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2010

THWAPR, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53640	26-1359430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 12th Avenue, Third Floor, New York, New York 10001

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (212) 268-0220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.            Changes in Registrant’s Certifying Accountant.

(a)          Previous Certifying Accountant

(i)           On May 5, 2010, Thwapr, Inc., formerly known as Seaospa, Inc. (the “Company”) dismissed Weinberg & Baer LLC, successor in interest to Alan Weinberg CPA (“Weinberg”), as the Company’s independent certifying accountant.

(ii)          Weinberg’s report on the Company’s financial statements for each of the fiscal years ended December 31, 2009 and 2008 contained a modified opinion on the uncertainty of the Company to continue as a going concern because of the Company’s lack of cash resources and recurring operating losses since inception.    The reports on the financial statements of the Company issued by Weinberg for each of the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

(iii)         The Company’s Board of Directors approved the decision to change independent certifying accountant.

(iv)         During the last two fiscal years ended December 31, 2009 and 2008, and further through the date of dismissal of Weinberg, there have been no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreement(s) in connection with its reports as required by Item 304(a)(1)(iv) of Regulation S-K.

(v)          During the last two fiscal years ended December 31, 2009 and 2008, and further through the date of dismissal of Weinberg, Weinberg did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi)         The Company requested that Weinberg furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

 (b)         Engagement of New Certifying Accountant

On May 5, 2010, the Company engaged Rose, Snyder & Jacobs (“RSJ”) as its new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2010.  During the two most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with RSJ regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by RSJ concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

Section 5 - Corporate Governance and Management

Item 5.05.            Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 4, 2010, the Company’s Board of Directors adopted a Code of Ethics applicable to all directors, officers, and employees of the Company.

The Code of Ethics is filed as Exhibit 14.1 hereto and is incorporated into this Item 5.05 by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.            Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit
Number	Description

14.1	Code of Ethics, adopted May 4, 2010

16.1	Letter from Weinberg & Baer LLC, dated May 5, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2010	THWAPR, INC.

	By:	/s/ Barry Hall
Barry Hall
Chief Financial Officer

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